UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

MISSION PRODUCE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, CA	93030
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (805) 981-3650

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Mission Produce, Inc. (the “Company”) has appointed Douglas M. Stone to the Board of Directors as an independent Class I director with a term expiring at the Company’s 2027 Annual Meeting of Stockholders, effective November 26, 2025. The Board of Directors has also increased the size of the Board of Directors from ten to eleven directors.

In addition, Mr. Stone has been appointed to the Compensation Committee, effective November 26, 2025. In connection with Mr. Stone’s appointment to the Compensation Committee, Bruce C. Taylor will no longer serve on the Compensation Committee, also effective November 26, 2025.

Mr. Stone was the President of AgriBusiness of J.R. Simplot Company from June 2018 to December 2024 and previously served as the Vice President of Wholesale Sales from 2016 until 2018. Previously, he served as the President and CEO of Consolidated Sourcing Solutions from 2010 until 2016 and the Senior Vice President of Sales and Marketing at Terra Industries Inc. from 2007 until 2010.

Mr. Stone holds a Bachelor of Business Administration in Marketing from the University of Iowa and a Master of Business Administration from the University of South Dakota.

Mr. Stone will receive compensation for his service on the Board of Directors consistent with the Company’s Non-Employee Director Compensation Program filed as Exhibit 10.18 to the Company’s Form 10-Q filed on March 10, 2025. The Company also expects to enter into its standard indemnification agreement for directors with Mr. Stone, the form of which was filed as Exhibit 10.7 to the Company’s Form S-1 filed on September 4, 2020.

Mr. Stone was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Mr. Stone that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Stone to the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated November 26, 2025

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION PRODUCE, INC.
Date: November 26, 2025

/s/ Stephen J. Barnard
Stephen J. Barnard
Chief Executive Officer